                                                                    Exhibit 99.1
                          UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE


IN RE: EVOLVE SOFTWARE, INC, ET AL.             CASE NO.: 03-10841
                                                REPORTING PERIOD: MARCH 20, 2003 TO MARCH 31, 2003



                                   MONTHLY OPERATING REPORT
       FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH


Submit copy of report to any official committee appointed in the case.
============================================================================================================
                                                                                       DOCUMENT  EXPLANATION
 REQUIRED DOCUMENTS                                                       FORM NO.     ATTACHED   ATTACHED
======================================================================  =============  ========  ===========
Schedule of Cash Receipts and Disbursements                             MOR-1          X
----------------------------------------------------------------------  -------------  --------  -----------
      Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)  X
----------------------------------------------------------------------  -------------  --------  -----------
      Copies of bank statements                                                        X
----------------------------------------------------------------------  -------------  --------  -----------
      Cash disbursements journals                                                      X
----------------------------------------------------------------------  -------------  --------  -----------
Statement of Operations                                                 MOR-2          X
----------------------------------------------------------------------  -------------  --------  -----------
Balance Sheet                                                           MOR-3          X
----------------------------------------------------------------------  -------------  --------  -----------
Status of Postpetition Taxes                                            MOR-4          X
----------------------------------------------------------------------  -------------  --------  -----------
     Copies of IRS Form 6123 or payment receipt                                        N/A       See MOR4
----------------------------------------------------------------------  -------------  --------  -----------
     Copies of tax returns filed during reporting period                               X
----------------------------------------------------------------------  -------------  --------  -----------
Summary of Unpaid Postpetition Debts                                    MOR-4          X
----------------------------------------------------------------------  -------------  --------  -----------
     Listing of aged accounts payable                                                  X
----------------------------------------------------------------------  -------------  --------  -----------
Accounts Receivable Reconciliation and Aging                            MOR-5          X
----------------------------------------------------------------------  -------------  --------  -----------
Debtor Questionnaire                                                    MOR-5          X
============================================================================================================

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


----------------------------------------
 Signature of Debtor                              Date



----------------------------------------
 Signature of Joint Debtor                        Date


 Lynda Entwistle                                  08/01/03
----------------------------------------
 Signature of Authorized Individual*              Date


 Lynda Entwistle                                  Corporate Controller
----------------------------------------
 Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.


                                                                        FORM MOR
                                                                          (9/99)

IN RE: EVOLVE SOFTWARE, INC, ET AL.             CASE NO.: 03-10841
                     Debtor                     REPORTING PERIOD: MARCH 20, 2003 TO MARCH 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM
IR-1) . Attach copies of the bank statements and the cash disbursements journal.
The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

==================================================================================================================================
                                        BANK ACCOUNTS               CURRENT MONTH                          CUMULATIVE FILING
                                                                                                                TO DATE
                                    OPER.            MM             CD         ACTUAL      PROJECTED       ACTUAL      PROJECTED
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------

 CASH 03/20/03                    712,147.82   1,218,810.77   1,795,901.56  3,726,860.15  3,726,860.15  3,726,860.15  3,726,860.15
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------

------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 RECEIPTS
 CASH  SALES                                                                           -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 ACCOUNTS RECEIVABLE              840,368.77                                  840,368.77    840,368.77    840,368.77    840,368.77
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 ACCOUNTS RECEIVABLE
   - TRANSFER *                                                                        -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 LOANS AND ADVANCES                                                                    -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 SALE  OF  ASSETS                                                                      -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 DEPOSIT REFUNDS                    2,580.00                                    2,580.00      2,580.00      2,580.00      2,580.00
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 EXPENSE REIMBURSEMENTS             9,775.46                                    9,775.46      9,775.46      9,775.46      9,775.46
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 INTEREST/DIVIDEND REVENUE          2,496.81       1,717.16                     4,213.97      4,213.97      4,213.97      4,213.97
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 OTHER  (ATTACH  LIST)                                                                 -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------

------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 TRANSFERS - BETWEEN ACCOUNTS   1,000,000.00  (1,000,000.00)                           -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------

==============================  ============  ==============  ============  ============  ============  ============  ============
     TOTAL  RECEIPTS            1,855,221.04    (998,282.84)             -    856,938.20    856,938.20    856,938.20    856,938.20
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------

------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 DISBURSEMENTS
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 NET PAYROLL                      235,481.23                                  235,481.23    235,481.23    235,481.23    235,481.23
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 PAYROLL TAXES                    164,811.03                                  164,811.03    164,811.03    164,811.03    164,811.03
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 SALES, USE, & OTHER TAXES          4,620.00                                    4,620.00      4,620.00      4,620.00      4,620.00
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 SECURED/ RENTAL/ LEASES                                                               -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 INSURANCE                          8,553.82                                    8,553.82      8,553.82      8,553.82      8,553.82
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 ADMINISTRATIVE                                        6.00                         6.00          6.00          6.00          6.00
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 SELLING                                                                               -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 EMPLOYEE BENEFITS                 92,427.18                                   92,427.18     92,427.18     92,427.18     92,427.18
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 EMPLOYEE BENEFIT PROVIDERS         1,600.75                                    1,600.75      1,600.75      1,600.75      1,600.75
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 EMPLOYEE TRAVEL
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
   REIMBURSEMENTS                  23,348.23                                   23,348.23     23,348.23     23,348.23     23,348.23
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 OTHER  (ATTACH  LIST)                                                                 -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------

------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 PROFESSIONAL FEES & COSTS:
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
    LAWYERS                                                                            -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
    ACCOUNTANTS                                                                        -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
    ADMINISTAR                      1,850.00                                    1,850.00      1,850.00      1,850.00      1,850.00
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
    CONSULTANTS                                                                        -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 U.S. TRUSTEE  QUARTERLY FEES                                                          -             -             -             -
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 COURT COSTS                                                                           -             -             -             -
==============================  ============  ==============  ============  ============  ============  ============  ============
 TOTAL DISBURSEMENTS              532,692.24           6.00              -    532,698.24    532,698.24    532,698.24    532,698.24
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------

------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 NET CASH FLOW                  1,322,528.80    (998,288.84)             -    324,239.96    324,239.96    324,239.96    324,239.96
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 (RECEIPTS LESS
   DISBURSEMENTS)
------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------

------------------------------  ------------  --------------  ------------  ------------  ------------  ------------  ------------
 CASH - END OF MONTH            2,034,676.62     220,521.93   1,795,901.56  4,051,100.11  4,051,100.11  4,051,100.11  4,051,100.11
==============================  ============  ==============  ============  ============  ============  ============  ============


* ACCOUNTS RECEIVABLE TRANSFER - AFTER RECEIVABLES WERE BOUGHT BY PRIMAVERA, WE CONTINUED TO COLLECT THEM AND THEN TRANSFER THEM TO PRIMAVERA

                               THE FOLLOWING SECTION MUST BE COMPLETED

=================================================================================================  ==========
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
-------------------------------------------------------------------------------------------------  ----------
 TOTAL DISBURSEMENTS                                                                               532,698.24
-------------------------------------------------------------------------------------------------  ----------
     LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                     -
-------------------------------------------------------------------------------------------------  ----------
     PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                      -
-------------------------------------------------------------------------------------------------  ----------
 TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                   532,698.24
=================================================================================================  ==========

                                                                      FORM MOR-1
                                                                          (9/99)

IN RE: EVOLVE SOFTWARE, INC, ET AL.             CASE NO.: 03-10841
                     Debtor                     REPORTING PERIOD: MARCH 20, 2003 TO MARCH 31, 2003

                              BANK RECONCILIATIONS
                          CONTINUATION SHEET FOR MOR-1
   A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

======================================================================================================================
                                             Operating               Money Market                  CD
                                                                                           # 9397-5000000951-0
                                                                                           -------------------
                                           # 1891571489              # 1891730580          # 9397-5000001040-1
-----------------------------------------  ------------------------  --------------------  -------------------
 BALANCE PER BOOKS                         2,034,676.62                220,521.93                 1,795,901.56
-----------------------------------------  ------------------------  --------------------  -------------------

-----------------------------------------  ------------------------  --------------------  -------------------
 BANK BALANCE                              2,308,367.45                220,521.93                 1,795,901.56
                                           ------------------------  --------------------  -------------------
 (+) DEPOSITS IN TRANSIT (ATTACH LIST)                -
                                           ------------------------  --------------------  -------------------
 (-)  OUTSTANDING CHECKS (ATTACH LIST)       (48,410.96)
                                           ------------------------  --------------------  -------------------
 OTHER  (ATTACH EXPLANATION)
                                           ------------------------  --------------------  -------------------
   3/31/03 payroll - cleared bank 4/1/03    (225,279.87)
                                           ------------------------  --------------------  -------------------
 ADJUSTED BANK BALANCE *                   2,034,676.62                220,521.93                 1,795,901.56
=========================================  ========================  ====================  ===================
 * Adjusted bank balance must equal
     balance per books

                                           =============  =========  ============  ======  ===================  ======
 DEPOSITS IN TRANSIT                       Date           Amount     Date          Amount  Date                 Amount
                                           =============  =========  ============  ======  ===================  ======

                                           -------------  ---------  ------------  ------  -------------------  ------

                                           -------------  ---------  ------------  ------  -------------------  ------

                                           -------------  ---------  ------------  ------  -------------------  ------

                                           =============  =========  ============  ======  ===================  ======


                                           =============  =========  ============  ======  ===================  ======
 CHECKS OUTSTANDING                        Ck. #          Amount     Ch. #         Amount  Ck. #                Amount
                                           =============  =========  ============  ======  ===================  ======
                                                   8575    2,846.35
                                                          ---------  ------------  ------  -------------------  ------
                                                   8576      742.20
                                                          ---------  ------------  ------  -------------------  ------
                                                   8577    3,488.65
                                                          ---------  ------------  ------  -------------------  ------
                                                   8578    3,133.26
                                                          ---------  ------------  ------  -------------------  ------
                                                  20401    8,205.55
                                                          ---------  ------------  ------  -------------------  ------
                                                  21017      124.95
                                                          ---------  ------------  ------  -------------------  ------
                                                  21607    3,043.80
                                                          ---------  ------------  ------  -------------------  ------
                                                  21702      482.00
                                                          ---------  ------------  ------  -------------------  ------
                                                  21768      307.46
                                                          ---------  ------------  ------  -------------------  ------
                                                  21907    1,474.06
                                                          ---------  ------------  ------  -------------------  ------
                                                  21909    5,000.00
                                                          ---------  ------------  ------  -------------------  ------
                                                  21930    2,821.60
                                                          ---------  ------------  ------  -------------------  ------
                                                  21980      355.00
                                                          ---------  ------------  ------  -------------------  ------
                                                  21994      382.00
                                                          ---------  ------------  ------  -------------------  ------
                                                  21995    4,163.85
                                                          ---------  ------------  ------  -------------------  ------
                                                  21998    4,389.97
                                                          ---------  ------------  ------  -------------------  ------
                                                  22000       66.00
                                                          ---------  ------------  ------  -------------------  ------
                                                  22001      103.00
                                                          ---------  ------------  ------  -------------------  ------
                                                  22023    1,890.16
                                                          ---------  ------------  ------  -------------------  ------
                                                  22024      876.00
                                                          ---------  ------------  ------  -------------------  ------
                                                  22025    4,082.09
                                                          ---------  ------------  ------  -------------------  ------
                                                  22026      433.01
                                           -------------  ---------  ------------  ------  -------------------  ------

                                           -------------  ---------  ------------  ------  -------------------  ------
                                           Total          48,410.96
======================================================================================================================


 OTHER
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------



                                                              FORM MOR-1 (CON'T)
                                                                    (9/99)

IN RE: EVOLVE SOFTWARE, INC, ET AL.             CASE NO.: 03-10841
                     Debtor                     REPORTING PERIOD: MARCH 20, 2003 TO MARCH 31, 2003

                           CASH DISBURSEMENTS JOURNAL

CHECK #         DATE                         PAYEE                   AMOUNT
-----------------------------------------------------------------------------
21994             03/25/2003  Affordable Solutions                     382.00
21995             03/25/2003  AICCO                                  4,163.85
21996             03/25/2003  Blue Cross of California              55,867.59
21997             03/25/2003  CGLIC                                  1,118.75
21998             03/25/2003  Direct Bill Services                   4,389.97
21999             03/25/2003  Hartford Life Insurance                3,225.77
22000             03/25/2003  Hyatt Legal Plans                         66.00
22001             03/25/2003  Illinois Department of Revenue           103.00
22002             03/25/2003  Kaiser Foundation Health Plan          5,410.59
22003             03/25/2003  Pacificare Behavioral Health             255.64
22004             03/25/2003  ProBusiness Administrative Services      100.00
22005             03/25/2003  Vision Service Plan                    2,251.51
Wire              03/25/2003  Administar                             1,850.00
Wire              03/26/2003  CA State Board of Equilization         4,517.00
22006             03/28/2003  Judy Allen                               356.52
22007             03/28/2003  Jennifer Barten                           75.87
22008             03/28/2003  Mike Bhatia                               87.21
22009             03/28/2003  Anne Boeri                                42.18
22010             03/28/2003  Lisa Campbell                            255.00
22011             03/28/2003  Mia Casino                               106.96
22012             03/28/2003  John Cox                                 609.05
22013             03/28/2003  Diane Drake                              943.94
22014             03/28/2003  Charles Evanson                        2,424.00
22015             03/28/2003  Scott Herber                             662.81
22016             03/28/2003  Mark Homrich                           1,030.95
22017             03/28/2003  Mary Lichtenauer                       1,605.47
22018             03/28/2003  Vincent Martinez                       1,780.63
22019             03/28/2003  Tad McConkey                             316.50
22020             03/28/2003  Michael McDonnell                      1,590.76
22021             03/28/2003  Andrew Smith                           2,557.99
22022             03/28/2003  Steven Winograd                        1,621.13
22023             03/28/2003  Frank Davis                            1,890.16
22024             03/28/2003  John Mitchell                            876.00
22025             03/28/2003  Joseph Recchia                         4,082.09
22026             03/28/2003  Michael Riley                            433.01
Wire              03/28/2003  Cigna - 401k                          25,350.08
Payroll           03/31/2003  Payroll                              400,292.26
                                                                   ----------
         Total Disbursements                                       532,692.24
                                                                   ==========

IN RE: EVOLVE SOFTWARE, INC, ET AL.             CASE NO.: 03-10841
                     Debtor                     REPORTING PERIOD: MARCH 20, 2003 TO MARCH 31, 2003


                                          STATEMENT OF OPERATIONS
                                            (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

=========================================================================================================
                                                                                            CUMULATIVE
REVENUES                                                                         MONTH    FILING TO DATE
-----------------------------------------------------------------------------  ---------  ---------------
Gross Revenues                                                                  250,739          250,739
-----------------------------------------------------------------------------  ---------  ---------------
Less:  Returns and Allowances                                                                          -
=========================================================================================================
Net Revenue                                                                     250,739          250,739
-----------------------------------------------------------------------------  ---------  ---------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------  ---------  ---------------
Beginning Inventory                                                                                    -
-----------------------------------------------------------------------------  ---------  ---------------
Add: Purchases                                                                                         -
-----------------------------------------------------------------------------  ---------  ---------------
Add: Cost of Labor                                                                                     -
-----------------------------------------------------------------------------  ---------  ---------------
Add: Other Costs (attach schedule)                                                                     -
-----------------------------------------------------------------------------  ---------  ---------------
Less: Ending Inventory                                                                                 -
-----------------------------------------------------------------------------  ---------  ---------------
Cost of Goods Sold                                                               27,550           27,550
=========================================================================================================
Gross Profit                                                                    223,189          223,189
-----------------------------------------------------------------------------  ---------  ---------------
OPERATING EXPENSES
-----------------------------------------------------------------------------  ---------  ---------------
Advertising/Marketing                                                            16,184           16,184
-----------------------------------------------------------------------------  ---------  ---------------
Auto and Truck Expense                                                                -                -
-----------------------------------------------------------------------------  ---------  ---------------
Bad Debts                                                                             -                -
-----------------------------------------------------------------------------  ---------  ---------------
Contributions                                                                         -                -
-----------------------------------------------------------------------------  ---------  ---------------
Employee Benefits Programs                                                       27,312           27,312
-----------------------------------------------------------------------------  ---------  ---------------
Insider Compensation*                                                             6,571            6,571
-----------------------------------------------------------------------------  ---------  ---------------
Insurance                                                                        24,217           24,217
-----------------------------------------------------------------------------  ---------  ---------------
Management Fees/Bonuses                                                               -                -
-----------------------------------------------------------------------------  ---------  ---------------
Office Expense                                                                    3,363            3,363
-----------------------------------------------------------------------------  ---------  ---------------
Pension & Profit-Sharing Plans                                                        -                -
-----------------------------------------------------------------------------  ---------  ---------------
Repairs and Maintenance                                                          10,067           10,067
-----------------------------------------------------------------------------  ---------  ---------------
Rent and Lease Expense                                                           22,281           22,281
-----------------------------------------------------------------------------  ---------  ---------------
Salaries/Commissions/Fees                                                       235,134          235,134
-----------------------------------------------------------------------------  ---------  ---------------
Consultants                                                                       8,494            8,494
-----------------------------------------------------------------------------  ---------  ---------------
Professional Fees                                                                74,087           74,087
-----------------------------------------------------------------------------  ---------  ---------------
Supplies                                                                            434              434
-----------------------------------------------------------------------------  ---------  ---------------
Taxes - Payroll                                                                  34,349           34,349
-----------------------------------------------------------------------------  ---------  ---------------
Taxes - Real Estate                                                                   -                -
-----------------------------------------------------------------------------  ---------  ---------------
Taxes - Other                                                                         -                -
-----------------------------------------------------------------------------  ---------  ---------------
Travel and Entertainment                                                         13,440           13,440
-----------------------------------------------------------------------------  ---------  ---------------
Utilities                                                                        17,478           17,478
-----------------------------------------------------------------------------  ---------  ---------------
Other (attach schedule)                                                               -                -
=========================================================================================================
Total Operating Expenses Before Depreciation                                    493,411          493,411
-----------------------------------------------------------------------------  ---------  ---------------
Depreciation/Depletion/Amortization                                              72,168           72,168
=========================================================================================================
Net Profit (Loss) Before Other Income & Expenses                               (342,390)        (342,390)
-----------------------------------------------------------------------------  ---------  ---------------
OTHER INCOME AND EXPENSES
-----------------------------------------------------------------------------  ---------  ---------------
Other Income (attach schedule) - interest revenue                                 4,217            4,217
-----------------------------------------------------------------------------  ---------  ---------------
Interest Expense                                                                                       -
-----------------------------------------------------------------------------  ---------  ---------------
Other Expense (attach schedule) - foreign exchange gain/(loss)                    9,033            9,033
=========================================================================================================
Net Profit (Loss) Before Reorganization Items                                  (329,140)        (329,140)
-----------------------------------------------------------------------------  ---------  ---------------
REORGANIZATION ITEMS
-----------------------------------------------------------------------------  ---------  ---------------
Professional Fees - Legal & Costs                                               (60,914)         (60,914)
-----------------------------------------------------------------------------  ---------  ---------------
Consultants                                                                           -                -
-----------------------------------------------------------------------------  ---------  ---------------
U. S. Trustee Quarterly Fees                                                       (750)            (750)
-----------------------------------------------------------------------------  ---------  ---------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)          -                -
-----------------------------------------------------------------------------  ---------  ---------------
Gain (Loss) from Sale of Equipment                                                    -                -
-----------------------------------------------------------------------------  ---------  ---------------
Other Reorganization Expenses (attach schedule) For Administar                   (1,850)          (1,850)
=========================================================================================================
Total Reorganization Expenses                                                   (63,514)         (63,514)
-----------------------------------------------------------------------------  ---------  ---------------
Income Taxes                                                                          -                -
=========================================================================================================
Net Profit (Loss)                                                              (392,654)        (392,654)
=========================================================================================================

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                        (9/99)

IN RE: EVOLVE SOFTWARE, INC, ET AL.             CASE NO.: 03-10841
                     Debtor                     REPORTING PERIOD: MARCH 20, 2003 TO MARCH 31, 2003

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

=================================================================================================================
                                                                         BOOK VALUE AT END OF     BOOK VALUE ON
                              ASSETS                                    CURRENT REPORTING MONTH   PETITION DATE
---------------------------------------------------------------------  ------------------------  ----------------
 CURRENT ASSETS
---------------------------------------------------------------------  ------------------------  ----------------
 Unrestricted Cash and Equivalents                                                2,255,198.55      1,930,958.59
---------------------------------------------------------------------  ------------------------  ----------------
 Restricted Cash and Cash Equivalents (see continuation sheet)                    1,795,901.56      1,795,901.56
---------------------------------------------------------------------  ------------------------  ----------------
 Accounts Receivable (Net)                                                        1,750,373.02      2,267,397.46
---------------------------------------------------------------------  ------------------------  ----------------
 Notes Receivable                                                                            -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Inventories                                                                                 -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Prepaid Expenses                                                                   760,549.79        848,681.78
---------------------------------------------------------------------  ------------------------  ----------------
 Professional Retainers                                                             337,296.71        398,210.38
---------------------------------------------------------------------  ------------------------  ----------------
 Other Current Assets (attach schedule)                                             182,303.18        185,083.18
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL CURRENT ASSETS                                                             7,081,622.81      7,426,232.95
---------------------------------------------------------------------  ------------------------  ----------------
 PROPERTY AND EQUIPMENT
---------------------------------------------------------------------  ------------------------  ----------------
 Real Property and Improvements                                                              -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Machinery and Equipment                                                                     -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Furniture, Fixtures and Office Equipment                                         7,215,859.24      7,215,859.24
---------------------------------------------------------------------  ------------------------  ----------------
 Leasehold Improvements                                                             113,831.00        113,831.00
---------------------------------------------------------------------  ------------------------  ----------------
 Vehicles                                                                                    -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Less Accumulated Depreciation                                                   (5,813,137.53)    (5,740,969.35)
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL PROPERTY & EQUIPMENT                                                       1,516,552.71      1,588,720.89
---------------------------------------------------------------------  ------------------------  ----------------
 OTHER ASSETS
---------------------------------------------------------------------  ------------------------  ----------------
 Loans to Insiders*
---------------------------------------------------------------------  ------------------------  ----------------
 Other Assets (attach schedule)                                                   3,504,662.79      3,494,701.01
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL OTHER ASSETS                                                               3,504,662.79      3,494,701.01
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL ASSETS                                                                    12,102,838.31     12,509,654.85
=================================================================================================================

=================================================================================================================
                                                                         BOOK VALUE AT END OF     BOOK VALUE ON
 LIABILITIES AND OWNER EQUITY                                          CURRENT REPORTING MONTH    PETITION DATE
---------------------------------------------------------------------  ------------------------  ----------------
 LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
---------------------------------------------------------------------  ------------------------  ----------------
 Accounts Payable                                                                    49,759.82                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Taxes Payable (refer to FORM MOR-4)                                                  5,327.63                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Wages Payable                                                                               -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Notes Payable                                                                               -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Rent / Leases - Building/Equipment                                                          -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Secured Debt / Adequate Protection Payments                                                 -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Professional Fees                                                                           -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Amounts Due to Insiders*                                                                    -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Other Postpetition Liabilities (attach schedule)                                 5,919,398.51      5,826,577.75
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL POSTPETITION LIABILITIES                                                   5,974,485.96      5,826,577.75
---------------------------------------------------------------------  ------------------------  ----------------
 LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
---------------------------------------------------------------------  ------------------------  ----------------
 Secured Debt                                                                         1,390.97          1,390.97
---------------------------------------------------------------------  ------------------------  ----------------
 Priority Debt                                                                      283,104.70        445,198.40
---------------------------------------------------------------------  ------------------------  ----------------
 Unsecured Debt                                                                   3,816,369.81      3,816,369.81
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL PRE-PETITION LIABILITIES                                                   4,100,865.48      4,262,959.18
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL LIABILITIES                                                               10,075,351.44     10,089,536.93
---------------------------------------------------------------------  ------------------------  ----------------
 OWNER EQUITY
---------------------------------------------------------------------  ------------------------  ----------------
 Capital Stock                                                                       10,426.49         10,466.04
---------------------------------------------------------------------  ------------------------  ----------------
 Additional Paid-In Capital                                                     271,217,625.50    271,217,563.00
---------------------------------------------------------------------  ------------------------  ----------------
 Partners' Capital Account
---------------------------------------------------------------------  ------------------------  ----------------
 Owner's Equity Account
---------------------------------------------------------------------  ------------------------  ----------------
 Retained Earnings - Pre-Petition                                              (268,807,911.12)  (268,807,911.12)
---------------------------------------------------------------------  ------------------------  ----------------
 Retained Earnings - Postpetition                                                  (392,654.00)                -
---------------------------------------------------------------------  ------------------------  ----------------
 Adjustments to Owner Equity (attach schedule)
---------------------------------------------------------------------  ------------------------  ----------------
 Postpetition Contributions (Distributions) (Draws) (attach schedule)
---------------------------------------------------------------------  ------------------------  ----------------
 NET OWNER EQUITY                                                                 2,027,486.87      2,420,117.92
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL LIABILITIES AND OWNERS' EQUITY                                            12,102,838.31     12,509,654.85
=================================================================================================================

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)
                                                              -              -

IN RE: EVOLVE SOFTWARE, INC, ET AL.             CASE NO.: 03-10841
                     Debtor                     REPORTING PERIOD: MARCH 20, 2003 TO MARCH 31, 2003


                             BALANCE SHEET - CONTINUATION SHEET


===========================================================================================
                                                       BOOK VALUE AT END OF   BOOK VALUE ON
 ASSETS                                              CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------  -----------------------  -------------
Other Current Assets
   Miscellaneous receivables                                      117,423.03     117,423.03
---------------------------------------------------  -----------------------  -------------
   Deposits                                                        64,880.15      67,660.15
---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------
                                                                  182,303.18     185,083.18
---------------------------------------------------  -----------------------  -------------
Other Assets
   Intercompany receivable from subsidiaries                    3,504,662.79   3,494,701.01
---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------
                                                      BOOK VALUE AT END OF    BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                         CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------  -----------------------  -------------
Other Postpetition Liabilities
   Deferred revenue                                             5,743,530.31   5,676,561.43
---------------------------------------------------  -----------------------  -------------
   Miscellaneous accruals                                          88,773.40      87,551.00
---------------------------------------------------  -----------------------  -------------
   Deferred rent                                                   62,465.32      62,465.32
---------------------------------------------------  -----------------------  -------------
   Royalties accrued                                               19,960.02              -
---------------------------------------------------  -----------------------  -------------
   PTO accrued                                                      4,669.46              -
---------------------------------------------------  -----------------------  -------------
      Total                                                     5,919,398.51   5,826,577.75
---------------------------------------------------  -----------------------  -------------
Adjustments to Owner Equity
                                                     -----------------------  -------------

---------------------------------------------------  -----------------------  -------------
   None
---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------
Postpetition Contributions (Distributions) (Draws)
                                                     -----------------------  -------------

---------------------------------------------------  -----------------------  -------------
   None
---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

===========================================================================================



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.





                                                              FORM MOR-3 (CON'T)
                                                              (9/99)

IN RE: EVOLVE SOFTWARE, INC, ET AL.             CASE NO.: 03-10841
                     Debtor                     REPORTING PERIOD: MARCH 20, 2003 TO MARCH 31, 2003


                           STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

==============================================================================================
                                  BEGINNING    AMOUNT                                 ENDING
                                     TAX     WITHHELD OR   AMOUNT   DATE  CHECK NO.     TAX
                                  LIABILITY    ACCRUED      PAID    PAID   OR EFT    LIABILITY
================================  =========  ===========  ========  ====  =========  =========
 FEDERAL
================================  =========  ===========  ========  ====  =========  =========
 Withholding                      All payroll taxes are paid by directly by our payroll
--------------------------------  ------------------------------------------------------------
 FICA-Employee                    processing company, Ceridian. They are withheld and taken
--------------------------------  ------------------------------------------------------------
 FICA-Employer                    from our bank account by Ceridian at the time our payroll
--------------------------------  ---------  -----------  --------  ----  ---------  ---------
 Unemployment                     is processed.
--------------------------------  ------------------------------------------------------------
 Income
--------------------------------  ---------  -----------  --------  ----  ---------  ---------
 Other:  Canada_________________          -                                                  -
================================  =========  ===========  ========  ====  =========  =========
    Total Federal Taxes                   -            -         -     -          -          -
================================  =========  ===========  ========  ====  =========  =========
 STATE AND LOCAL
================================  =========  ===========  ========  ====  =========  =========
 Withholding
--------------------------------  ---------  -----------  --------  ----  ---------  ---------
 Sales                                    -     5,327.63                              5,327.63
--------------------------------  ---------  -----------  --------  ----  ---------  ---------
 Excise
--------------------------------  ---------  -----------  --------  ----  ---------  ---------
 Unemployment
--------------------------------  ---------  -----------  --------  ----  ---------  ---------
 Real Property
--------------------------------  ---------  -----------  --------  ----  ---------  ---------
 Personal Property
--------------------------------  ---------  -----------  --------  ----  ---------  ---------
 Other:_________________
================================  =========  ===========  ========  ====  =========  =========
    Total State and Local                 -     5,327.63         -     -          -   5,327.63
================================  =========  ===========  ========  ====  =========  =========
 TOTAL TAXES                              -     5,327.63         -     -          -   5,327.63
==============================================================================================


                       SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

=============================================================================================
                                                        NUMBER OF DAYS PAST DUE
                                            =================================================
                                             Current   0-30  31-60  61-90  Over 90    Total
==========================================  =========  ====  =====  =====  =======  =========
 Accounts Payable                           49,759.82                               49,759.82
------------------------------------------  ---------  ----  -----  -----  -------  ---------
 Wages Payable                                                                              -
------------------------------------------  ---------  ----  -----  -----  -------  ---------
 Taxes Payable                               5,237.63                                5,237.63
------------------------------------------  ---------  ----  -----  -----  -------  ---------
 Rent/Leases-Building                                                                       -
------------------------------------------  ---------  ----  -----  -----  -------  ---------
 Rent/Leases-Equipment                                                                      -
------------------------------------------  ---------  ----  -----  -----  -------  ---------
 Secured Debt/Adequate Protection Payments                                                  -
------------------------------------------  ---------  ----  -----  -----  -------  ---------
 Professional Fees                                  -                                       -
------------------------------------------  ---------  ----  -----  -----  -------  ---------
 Amounts Due to Insiders*                                                                   -
------------------------------------------  ---------  ----  -----  -----  -------  ---------
 Other:__________________________                                                           -
------------------------------------------  ---------  ----  -----  -----  -------  ---------
 Other:__________________________                                                           -
==========================================  =========  ====  =====  =====  =======  =========
 TOTAL POSTPETITION DEBTS                   54,997.45     -      -      -        -  54,997.45
=============================================================================================


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

--------------------------------------------------------------------------------
Pay as they become due with cash-on-hand.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                        (9/99)

IN RE: EVOLVE SOFTWARE, INC, ET AL.             CASE NO.: 03-10841
                     Debtor                     REPORTING PERIOD: MARCH 20, 2003 TO MARCH 31, 2003

                                    ACCOUNTS PAYABLE AGING


=======================================================================================
                                                  NUMBER OF DAYS PAST DUE
                                      =================================================
                                       Current   0-30  31-60  61-90  Over 90    Total
====================================  =========  ====  =====  =====  =======  =========

 ABE Staffing Services, LLC              181.50                                  181.50
 Affordable Solutions                    272.00                                  272.00
 Allen, Judy                             191.69                                  191.69
 Arcus Data Security, Inc.                33.78                                   33.78
 Associated Services Co.                  28.71                                   28.71
 AT&T                                  9,026.43                                9,026.43
 Bhatia, Mike                          1,070.45                                1,070.45
 BlackBerry                              676.64                                  676.64
 Ceridan                               1,702.42                                1,702.42
 Commuter Check Corp                   4,289.65                                4,289.65
 Computershare Investor Service          332.62                                  332.62
 Durand, Kevin                         2,752.22                                2,752.22
 FKM Copier Products                      88.63                                   88.63
 Herber, Scott                           683.00                                  683.00
 Homrich, Mark                         1,315.23                                1,315.23
 IOS Capital                             732.38                                  732.38
 Iron Mountain                           346.97                                  346.97
 Jackson, Laura                        1,153.82                                1,153.82
 Javadi, Lee                             740.27                                  740.27
 Lind, Bruce                             302.41                                  302.41
 Luce Press Clippings                    108.35                                  108.35
 McConkey, Tad                         1,227.84                                1,227.84
 McDonnell, Michael                      150.10                                  150.10
 Metropolitan Life Insurance Company   7,419.68                                7,419.68
 Mitchell, John                        3,463.17                                3,463.17
 Petrini Van and Storage Inc.            227.10                                  227.10
 ProBusiness Administrative Serices      125.00                                  125.00
 Romer, Scott                          1,510.00                                1,510.00
 Short, Darrin                         1,425.00                                1,425.00
 Sprint                                2,733.27                                2,733.27
 Stoner, Tom                             521.44                                  521.44
 Taylor, Arthur                          200.00                                  200.00
 Time Warner Telecom                     305.58                                  305.58
 United Parcel Service                   195.54                                  195.54
 US Trustee                              250.00                                  250.00
 Vantas                                  153.00                                  153.00
 WebEx                                   490.00                                  490.00
 Wells, Jason                            164.51                                  164.51
 Winograd, Steve                       1,703.68                                1,703.68
 Zecher, Linda                         1,465.74                                1,465.74
                                      -------------------------------------------------
    Total                             49,759.82     -      -      -        -  49,759.82
                                      =================================================

IN RE: EVOLVE SOFTWARE, INC, ET AL.             CASE NO.: 03-10841
                     Debtor                     REPORTING PERIOD: MARCH 20, 2003 TO MARCH 31, 2003

                          ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


====================================================================  =======================
ACCOUNTS RECEIVABLE RECONCILIATION                                            AMOUNT
====================================================================  =======================
Total Accounts Receivable at the beginning of the reporting period              2,288,306.46
--------------------------------------------------------------------  -----------------------
 + Amounts billed during the period                                               323,344.33
--------------------------------------------------------------------  -----------------------
                                                                   -             (840,368.77)
--------------------------------------------------------------------  -----------------------
Total Accounts Receivable at the end of the reporting period                    1,771,282.02
--------------------------------------------------------------------  -----------------------

====================================================================  =======================
ACCOUNTS RECEIVABLE AGING                                                     AMOUNT
====================================================================  =======================
 0 - 30 days old                                                                  700,175.99
--------------------------------------------------------------------  -----------------------
 31 - 60 days old                                                                 855,567.19
--------------------------------------------------------------------  -----------------------
 61 - 90 days old                                                                  64,403.34
--------------------------------------------------------------------  -----------------------
 91+ days old                                                                     151,135.49
--------------------------------------------------------------------  -----------------------
 Total Accounts Receivable                                                      1,771,282.01
--------------------------------------------------------------------  -----------------------
 Amount considered uncollectible (Bad Debt)                                       (20,908.99)
--------------------------------------------------------------------  -----------------------
 Accounts Receivable (Net)                                                      1,750,373.02
--------------------------------------------------------------------  -----------------------

                                       DEBTOR QUESTIONNAIRE

========================================================================================  ===  ==
 MUST BE COMPLETED EACH MONTH                                                             YES  NO
========================================================================================  ===  ==
 1.  Have any assets been sold or transferred outside the normal course of business
      this reporting period?  If yes, provide an explanation below.                             X
----------------------------------------------------------------------------------------  ---  --
 2.  Have any funds been disbursed from any account other than a debtor in possession
      account this reporting period?  If yes, provide an explanation below.                     X
----------------------------------------------------------------------------------------  ---  --
 3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
      below.                                                                              X
----------------------------------------------------------------------------------------  ---  --
 4.  Are workers compensation, general liability and other necessary insurance
      coverages in effect?  If no, provide an explanation below.                          X
----------------------------------------------------------------------------------------  ---  --

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Note to #2 - we are using our prepetition bank accounts with permission of the court
-------------------------------------------------------------------------------------------------
   and do not have a debtor in possession account.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                                                      FORM MOR-5
                                                                      (9/99)